SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 19, 2001
                                                       ----------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-30673                       13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrants Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD Disclosure
-------    ------------------------

     Item 9 of the Form 8-K furnished on January 24, 2001 is amended by disclosing certain corrections as follows:

1. The third bullet point and the following table under General Information is amended to read:

- The Company provided the following comparison between its UK consumer operations and those of Sky.

                               Sky                           NTL
                               9/30                     9/30 financials and
                                                        12/31 operating stats
                               -------------------      -----------------------
 Revenue                       520mm pounds sterling     560mm pounds sterling
 EBITDA*                        49mm pounds sterling      62mm pounds sterling
 Addressable Market             24mm                     7.7mm
 TV Customers                  4.7mm                     2.3mm
 % Penetration                 19.6%                     29.9%
 Quarterly Customer Growth     210K                       79K
 % Addressable                 0.9%                       1.0%
 Digital Additions             500K                       205K
 % Base                        10.6%                      8.9%


2. The note to the table setting forth cash flow information under General Information is amended to read:

Note: *Pounds Sterling (in millions)


3. The first bullet point under anticipated Financial Outlook is amended to read:

- The Company's expected financial outlook for its fiscal year ending December 31, 2001 is Revenue of 2,600 million pounds sterling, EBITDA of 385 million pounds sterling (pre corporate expenses), a 15% EBITDA margin and Capital Expenditures of 1,300 million pounds sterling. In addition, the Company's expected financial outlook for its fiscal year ending December 31, 2002 is Revenue of 3,400 million pounds sterling, EBITDA of 825 million pounds sterling (pre corporate expenses), a 24% EBITDA margin and Capital Expenditures of 1,000 million pounds sterling.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Bret Richter
                                              ---------------------------------
                                              Name:    Bret Richter
                                              Title:   Vice President -
                                                       Corporate Development



Dated: January 24, 2001